Exhibit 10.01

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FHLB
CINCINNATI

APPLICATION FOR ADVANCE
Email: CreditOperations@fhlbcin.com
Phone: 800-828-4191 Fax: 513-852-5747

D.D.A. #    389001    Date: 05/17/2018

Pursuant to the BLANKET SECURITY AGREEMENT ("Agreement") and the RESOLUTION FOR ADVANCES ("Resolution") currently on file with the Federal Home Loan Bank of Cincinnati ("Bank"), the undersigned, who by the authority of the Member's Board of Directors are authorized to borrow from time to time under the "Agreement", hereby apply for an Advance for $85,000,000 under the following terms and conditions. PROVIDED, however, that if the Member is in default under the terms of the "Agreement" or any other agreement with the Bank, which default is not waived by the Bank, such funds need not be made available by the Bank hereunder. In addition, the Bank will not be obligated to fund commitments for advances previously made to Members who become tangible capital insolvent or if the Bank is notified by the Members primary regulator or insurer that the Member has been restricted from using Federal Home Loan Bank advances.

COMMITMENT OPTIONS

☑ SAME DAY FUNDING    ☐ NEXT DAY FUNDING    ☐ SKIP DAY FUNDING
No fee, guarantee rate, total application to be disbursed. (Mandatory takedown if next or skip business day.)

☐ GUARANTEE FUNDS ONLY, OPTIONAL TAKEDOWN
365 day commitment, flat fee of 10 basis points. Payable on date of commitment, non-refundable.

SHORT TERM ADVANCE OPTIONS
☐ SHORT TERM FIXED RATE ADVANCE: Term __________ (31 days to 11 Months Maturity).
☐ SHORT TERM VARIABLE RATE ADVANCE: Term __________ (1 days to 365 Days Maturity).

PREPAYMENT FEE: The prepayment fee on the Short Term Fixed rate advance is the same as Long Term Fixed rate advance as described below. The Short Term Variable rated advance is prepayable without a fee at any time.

INTERST CALCULATION: The interest on the Short Term Fixed rate advance and and the Short Term Variable rate advance is calculated on the daily opening balance on an actual/360 basis using the effective rate at the time of disbursement. The repricing rate on the Short Term Variable will be the A.M. rate in effect each day the advance is outstanding.

LONG TERM FIXED RATE ADVANCE
☑ LONG TERM FIXED RATE ADVANCE: Term ____180___ Months (greater than 11 to 240 Months Maturity).
Amortization: (Fill in preference only if principal payments should be made. Otherwise, principal will be charged at maturity.)

Monthly $___________ Quarterly $____________ Semiannually $________________ Annually $__________

INTEREST CALCULATION: The interest on the Long Term Fixed rate advance is calculated on the daily opening balance on an actual/actual basis, using the effective rate at the time of disbursement. PREPAYMENT FEE shall be equal to the present value of 100% of the lost cash flow to the Bank based upon the difference between the yield on Federal Home Loan Bank securities of the same remaining maturity, or, if the advance is amortized, the current yield on the Federal Home Loan Bank securities of the same remaining effective weighted average maturity, discounted at the current yield on Federal Home Loan Bank securities. Prepayment fees are due and payable on the date the advance is prepaid.

State Auto Property & Casualty Insurance Co.	Columbus, Ohio
(FHLB Member)	(City, State)
/s/ Michael E. LaRocco	/s/ Steven E. English
(Authorized Signature)	(Authorized Signature)
Michael E. LaRocco	Steven E. English
(Typed Name of Authorized Signature)	(Typed Name of Authorized Signature)

APPLICATION REQUIRES TWO SIGNATURES OF INDIVIDUALS AUTHORIZED BY THE RESOLUTION FOR ADVANCES OH FILE WITH THE BANK.
By signing above, the member certifies, (A. That this application has not been modified from its original terms as provided by the Bank) and (B. This application complies with and is subject to the Bank's Credit Policy terms in effect at the time of application).

The Bank reserves the right to suspend or modify the advance commitment options at any time. Immediate funding may be available if application is received prior to 3:00 P.M., Eastern Standard Time. (Revised July 2016)